SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 10, 2006

HOST HOTELS & RESORTS, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-14625	53-0085950
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6903 Rockledge Drive, Suite 1500 Bethesda, Maryland	20817
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (240) 744-1000

Host Marriott Corporation

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A amends the Current Report on Form 8-K of Host Hotels & Resorts, Inc. filed on April 14, 2006. On April 17, 2006, Host Marriott Corporation changed its name to Host Hotels & Resorts, Inc. The sole purpose of this Form 8-K/A is to provide the historical financial statements of the business acquired, which includes the historical operations of 33 hotels acquired as of June 15, 2006 and 2 hotels to be acquired upon the receipt of certain approvals which have not been received as of June 15, 2006, as required by Item 9.01(a) and the pro forma financial information required by Item 9.01(b), which financial statements and information were not included in the original Form 8-K filing.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

The audited combined balance sheet of the Acquired Businesses as of December 31, 2005 and 2004 and the related combined statements of income and cash flows for the three years ended December 31, 2005 are attached hereto as Exhibit 99.2 and incorporated by reference herein.

The unaudited combined balance sheet of the Acquired Businesses as of February 28, 2006 and the related combined statements of operating and cash flows for the two months ended ended February 28, 2006 are attached hereto as Exhibit 99.3 and incorporated by reference herein.

(b)	Pro Forma Financial Information

The unaudited pro forma combined balance sheet of Host Hotels & Resorts, Inc. as of March 24, 2006 and the unaudited pro forma combined statements of operations of Host Hotels & Resorts, Inc. for the quarter ended March 24, 2006 and the year ended December 31, 2005 are attached hereto as Exhibit 99.4 and incorporated by reference herein.

(c)	Not applicable.

(d)	Exhibits

Exhibit No.	Description

23.1	Consent of Ernst & Young LLP

99.1	Acquired Businesses - Audited Combined Financial Statements

99.2	Acquired Businesses - Unaudited Combined Financial Statements

99.3	Host Hotels & Resorts, Inc. - Unaudited Pro Forma Combined Financial Statements

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOST HOTELS & RESORTS, INC.

Date: June 16, 2006	By:	/S/ LARRY K. HARVEY
	Name:	Larry K. Harvey
	Title:	Senior Vice President, Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Ernst & Young LLP

99.1	Acquired Businesses - Audited Combined Financial Statements

99.2	Acquired Businesses - Unaudited Combined Financial Statements

99.3	Host Hotels & Resorts, Inc. - Unaudited Pro Forma Combined Financial Statements